                                      LOGO

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1997
                            ------------------------

To the Stockholders of ULTRATECH STEPPER, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ultratech Stepper, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 15, 1997, at 10:00 a.m. local time, at the Beverly Heritage Hotel, 1820 Barber Lane, Milpitas, CA 95035, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

    1. To elect three directors to serve for the ensuing two years until the expiration of their terms in 1999 or until their successors are elected and qualified;

    2. To approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), including a 450,000-share increase in the maximum number of shares of Common Stock authorized for issuance over the term of the 1993 Plan;

    3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock available for issuance thereunder by an additional 250,000 shares;

    4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

    Only stockholders of record at the close of business on March 20, 1997 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                                          [SIG]

                                          Arthur W. Zafiropoulo

                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

April 1, 1997
 YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            ULTRATECH STEPPER, INC.
                                3050 ZANKER ROAD
                           SAN JOSE, CALIFORNIA 95134

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 1997

                            ------------------------

GENERAL

    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Ultratech Stepper, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 15, 1997 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. at the Beverly Heritage Hotel, 1820 Barber Lane, Milpitas, CA 95035. These proxy solicitation materials were mailed on or about April 2, 1997 to all stockholders entitled to vote at the Annual Meeting.

VOTING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 20, 1997, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 20,399,680 shares of the Company's common stock, $.001 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on March 20, 1997.

    Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are deemed not to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

REVOCABILITY OF PROXIES

    You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials furnished to stockholders. The Company has retained the services of Beacon Hill Partners, Inc. to assist in the solicitation of proxies for which it will receive a fee from the Company of approximately $2,500 plus out-of-pocket expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received no later than December 12, 1997, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                     PROPOSAL ONE -- ELECTION OF DIRECTORS

GENERAL

    On July 23, 1993, the Board of Directors and stockholders of the Company approved, amended and restated the Company's Certificate of Incorporation to provide for a classified Board of Directors consisting of two classes of directors each serving staggered two-year terms. The Amended and Restated Certificate of Incorporation became effective on October 6, 1993 and was amended in 1995 by the stockholders to give effect to an increase in the number of authorized shares of Common Stock. The Board of Directors has selected three nominees, all of whom are current directors of the Company. The names of the persons who are nominees for director, the terms of their proposed directorship, and their positions and offices with the Company as of March 20, 1997 are set forth below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms or until their successors have been elected and qualified.

NOMINEES FOR TERM ENDING UPON THE 1999 ANNUAL STOCKHOLDERS MEETING

    GREGORY HARRISON, 63, has served as a Director of the Company since May 1993. Since 1986, he has served as the President of G. Harrison & Company, a management consulting firm. From 1969 to 1986, Mr. Harrison served in various operating management positions, most recently as Vice President and Corporate Officer, at National Semiconductor Corporation.

    KENNETH LEVY, 54, has served as a Director of the Company since May 1993. Since November 1991, he has served as Chairman of the Board of KLA Instruments Corporation ("KLA"), a manufacturer of semiconductor equipment, which he co-founded, and has been Chief Executive Officer of KLA since July 1975. From July 1975 to November 1991, Mr. Levy also served as President of KLA. Mr. Levy is also a director of Integrated Process Equipment Corporation, a semiconductor equipment manufacturer, and Network Peripherals, Inc., a developer of networking solutions.

    JAMES L. SCHRAM, 49, has served as President and Chief Operating Officer of the Company since March 1996. Prior to joining the Company, from 1972 to February 1996, he was employed in various positions at Watkins Johnson, Co., a semiconductor equipment manufacturer, including President of its Semiconductor Equipment Group and most recently as Vice President of corporate strategic planning.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 1998 ANNUAL STOCKHOLDERS MEETING

    ARTHUR W. ZAFIROPOULO, 58, founded the Company in September 1992. He has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since March 1993 and served as President from March 1993 to March 1996. Between September 1990 and March 1993, he was President of the Ultratech Stepper Division of General Signal Corporation ("General Signal"). From February 1989 to September 1990, Mr. Zafiropoulo was President of General Signal's Semiconductor Equipment Group International, a semiconductor equipment company. From August 1980 to February 1989, Mr. Zafiropoulo was President and Chief Executive Officer of Drytek, Inc., a plasma dry-etch company that he founded in August 1980, and which was sold to General Signal in 1986. From July 1987 to September 1989, Mr. Zafiropoulo was also President of Kayex, a semiconductor equipment manufacturer, which is a unit of General Signal. Mr. Zafiropoulo is a director of RF Power Products Inc., a manufacturer of advanced power supplies. In addition, Mr. Zafiropoulo is a director of Semi/Sematech, an association of U.S.-owned suppliers of equipment, materials and services to the semiconductor industry and SEMI (Semiconductor and Equipment Materials International), an international trade association.

    JOSEPH PARKINSON, 51, has served as a Director of the Company since September 1995. Since May 1995, he has served as Chairman of the Board and Chief Executive Officer of 8x8, Inc., a manufacturer of video conferencing products. From June 1985 to October 1994, Mr. Parkinson served as Chairman of the Board and Chief Executive Officer of Micron Technology, Inc., a semiconductor manufacturer. Mr. Parkinson is a director of Integrated Memory Logic Co., Inc., a designer and manufacturer of semiconductors.

    Michael C. Child will depart from the Board of Directors effective upon the 1997 Annual Stockholder Meeting. There are no family relationships among executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1996, the Board of Directors held five meetings and acted by unanimous written consent on two occasions. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served during the past fiscal year.

    The Audit Committee currently consists of three directors, Messrs. Child, Parkinson and Levy, and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held six meetings during the last fiscal year. Additional members may be elected by the Board after the 1997 Annual Meeting, including a replacement for Mr. Child.

    The Compensation Committee currently consists of two directors, Messrs. Harrison and Child, and is primarily responsible for approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has sole and exclusive authority to administer the Company's 1993 Stock Option/Stock Issuance Plan. The Compensation Committee held three meetings during the past fiscal year and acted by unanimous written consent on ten occasions. Additional members may be elected by the Board after the 1997 Annual Meeting, including a replacement for Mr. Child.

DIRECTOR COMPENSATION

    During the 1996 fiscal year, each non-employee Board member was paid an annual cash retainer fee of $10,000, received an additional $1,000 for attendance at each Board meeting and $500 for attendance at each meeting of any Board committee of which he was a member. The Company did not reimburse any non-employee Board member for expenses incurred in connection with his attendance at such Board and committee meetings.

    Pursuant to the Automatic Option Grant Program in effect under the Company's 1993 Stock Option/ Stock Issuance Plan (the "1993 Plan") for the 1995 fiscal year, Mr. Parkinson received an option grant for 28,800 shares of Common Stock on September 27, 1995 in connection with his appointment as a non-employee Board member on that date. The option was cancelled and replaced with an option grant for 12,000 shares of Common Stock on May 16, 1996, the date of the Company's 1996 Annual Meeting of Stockholders. Mr. Parkinson's 12,000 share option has an exercise price per share of $26.375, the fair market value per share of Common Stock on the grant date, and has a maximum term of ten (10) years measured from such grant date, subject to earlier termination upon his cessation of Board service. The option is immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon Mr. Parkinson's cessation of Board service prior to vesting in those shares. The shares will vest as follows:
(i) fifty percent (50%) of the shares will vest upon Mr. Parkinson's completion of one (1) year of Board service measured from the grant date and (ii) the remaining shares will vest in three (3) successive equal annual installments upon Mr. Parkinson's completion of each of the next three (3) years of Board service thereafter.

    In addition, each of the non-employee Board members re-elected at the 1996 Annual Meeting (Messrs. Child, Harrison and Levy) received at the time an option grant for 4,000 shares with an exercise price of $26.375 per share. Each option has a maximum term of ten (10) years measured from the grant date, subject to the earlier termination upon the optionee's cessation of Board service. The option is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 4,000-share grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date.

    The shares subject to each option granted under the Automatic Option Grant Program will immediately vest upon an acquisition of the Company by merger or asset sale or upon certain other changes in control or ownership of the Company. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each automatic option grant may be surrendered to the Company in return for a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board recommends that the stockholders vote FOR the election of each of the above nominees.

                 PROPOSAL TWO -- APPROVAL OF AMENDMENTS TO 1993
                        STOCK OPTION/STOCK ISSUANCE PLAN

    The Company's stockholders are being asked to approve a series of amendments to the 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") which will effect the following changes to the 1993 Plan:

    (i) increase the total number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by 450,000 shares;

    (ii) allow all non-employee members of the Board of Directors (the "Board") to be eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the 1993 Plan;

    (iii) eliminate the existing limitation of the 1993 Plan which precludes the grant of additional incentive stock options under the Federal tax laws once the total number of shares issued under the 1993 Plan exceeds a certain level, currently set at 4,057,000 shares;

    (iv) allow unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share to be reissued under the 1993 Plan;

    (v) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator; and

    (vi) effect a series of additional changes to the provisions of the 1993 Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the 1993 Plan from the short-swing liability provisions of the Federal securities laws.

    The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1993 Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success. The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the 1993 Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

    The 1993 Plan became effective on September 29, 1993 in connection with the initial public offering of the Company's Common Stock and is designed to provide the Company's officers and other key employees, the non-employee members of the Board and independent consultants with an opportunity to acquire an equity interest in the Company as an incentive for them to remain in the Company's service. The 1993 Plan serves as the successor to the Company's 1993 Stock Option Plan and 1993 Stock Issuance Plan (the "Predecessor Plans"), and all outstanding stock options and stock issuances under the Predecessor Plans have been incorporated into the 1993 Plan. The amendments to the 1993 Plan for which stockholder approval is sought under this Proposal Two were adopted by the Board on March 18, 1997.

    The following is a summary of the principal features of the 1993 Plan, as amended by the Board (including the amendments which constitute this Proposal). The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's executive offices in San Jose, California.

EQUITY INCENTIVE PROGRAMS

    The 1993 Plan contains three (3) separate equity incentive programs: (i) a Discretionary Option Grant Program under which key employees (including officers), non-employee Board members and consultants may be granted options to purchase shares of Common Stock at an exercise price not less than the fair market value of such shares on the grant date, (ii) a Stock Issuance Program under which those individuals may be issued shares of Common Stock directly, either through the immediate purchase of those shares (at fair market value) or as a bonus for past services rendered to the Company and (iii) an Automatic Option Grant Program under which each non-employee Board member will receive a series of periodic option grants over his or her period of continued Board service to purchase shares of Common Stock at an exercise price equal to the fair market value of the option shares at the time of grant.

    As of March 20, 1997, four (4) executive officers, approximately 560 other employees, and four (4) non-employee Board members were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The four (4) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

    Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

STOCK AWARDS

    The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1993 Plan for the period January 1, 1996 through March 20, 1997, together with the weighted average exercise price payable per share. No direct issuances have been made to date under the 1993 Plan.

                                                                              WEIGHTED
                                                               NUMBER OF       AVERAGE
                                                                OPTION     EXERCISE PRICE
                     NAME AND POSITION                          SHARES           ($)
Arthur W. Zafiropoulo (1)                                         --             --
  Chairman of the Board,
  President and Chief Executive Officer
James L. Schram President,                                       300,000       $20.875
  Chief Operating Officer and Director
Daniel H. Berry                                                   20,000       $18.00
  Senior Vice President, Sales and Service
William G. Leunis, III (2)                                        20,000       $18.00
  Senior Vice President, Finance, Secretary,
  Treasurer and Chief Financial Officer
All current executive officers as a group                        340,000       $20.54
  (4 persons)
All directors (other than executive officers)                     24,000       $26.375
  as a group (4 persons)
All employees, including current officers                        927,100       $19.50
  who are not executive officers, as a group
  (560 persons)

------------------------

(1) In addition to his current positions as Chief Executive Officer and Chairman of the Board, Mr. Zafiropoulo served as President of the Company until March 1996.

(2) After the 1996 fiscal year-end, Mr. Leunis was named Senior Vice President, Finance, and has retained his other titles.

    As of March 20, 1997, options covering 5,240,251 shares of Common Stock were available to be granted under the 1993 Plan (including the 450,000-share increase which forms part of this Proposal and 2,428,666 under the Predecessor Plans), and options to purchase 4,522,700 shares had been granted under the 1993 Plan (including 2,207,890 shares under the Predecessor Plans). As of March 20, 1997, options for 2,438,003 shares were outstanding under the 1993 Plan, options for 1,561,981 shares had been exercised, options for 522,716 shares had been cancelled and 1,240,267 shares were available for future grant (including the 450,000-share increase which forms part of this Proposal but excluding subsequent automatic annual share increases to be effected on the first trading day of each of 1998, 1999 and 2000).

    As of March 20, 1997, the maximum number of shares of the Company's Common Stock available for issuance over the term of the 1993 Plan may not exceed 1,240,267 shares, including the 450,000-share increase for which stockholder approval is sought as part of this Proposal. On the first trading day of each fiscal year of the Company through fiscal year 2000, the number of shares reserved for issuance under the 1993 Plan will automatically increase by an amount equal to 1.4% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding fiscal year. Pursuant to this automatic annual share increase provision, 284,346 shares were added to the share reserve under the 1993 Plan on January 2, 1997.

    In no event may any individual participant in the 1993 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares in the aggregate per fiscal year. However, for the fiscal year in which the individual receives his or her initial stock option grant or direct stock issuance under the 1993 Plan, such limit will be increased to 600,000 shares.

    Should an option (including outstanding options under the Predecessor Plans incorporated into the 1993 Plan) expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1993 Plan. Unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 1993 Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the 1993 Plan will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance.

    The fair market value per share of Common Stock on any relevant date under the 1993 Plan will be deemed to be equal to the closing selling price of the Common Stock on the date in question on either the Nasdaq National Market or any national securities exchange which may subsequently serve as the primary market for the Common Stock. The fair market value of the Common Stock on March 20, 1997 was $23.75 per share on the basis of the closing selling price on that date on the Nasdaq National Market.

DISCRETIONARY OPTION GRANT PROGRAM AND STOCK ISSUANCE PROGRAM

    Both the Discretionary Option Grant and the Stock Issuance Programs are administered by the Compensation Committee of the Board, which currently consists of two non-employee Board members. The Compensation Committee acting in its capacity as Plan Administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

    Under the amended 1993 Plan, there will no longer be in effect the prior limitation which precluded the grant of additional incentive stock options once the number of shares issued under the 1993 Plan, whether as vested or unvested, exceeded a certain level. Prior to amendment of the 1993 Plan, that level was set at 4,057,000 shares and was to increase by 277,000 shares on the first day of each of the next three (3) fiscal years through fiscal year 2000.

    The exercise price per share for each stock option granted under the Discretionary Option Grant Program and the issue price per share for each Common Stock issuance under the Stock Issuance Program will not be less than the fair market value of the Common Stock on the grant or issue date. No granted option will have a maximum term in excess of ten (10) years. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

    The optionee will not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Individuals holding shares under the Stock Issuance Program will, however, have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

    The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option exercise price may also be paid through a same-day sale program pursuant to which a designated brokerage firm is given irrevocable instructions to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The purchase price for any shares sold under the Stock Issuance Program will be payable in cash or by promissory note. Shares may also be issued under the Stock Issuance Program for non-cash consideration, such as a bonus for past services rendered the Company.

    The Plan Administrator may assist any individual (including an officer) in the exercise of one or more outstanding options under the Discretionary Option Grant Program or in the purchase of shares under the Stock Issuance Program by permitting that individual to pay the exercise price or purchase price with a promissory note payable in one or more installments over a period of years. The terms of any such note, including the interest rate and terms of repayment, will be determined by the Plan Administrator. In no event, however, will the principal amount of the note exceed the aggregate exercise or purchase price payable for the purchased shares plus any Federal, state or local income and employment tax liability incurred in connection with the option exercise or stock purchase. The Plan Administrator may also provide for the forgiveness of any outstanding promissory note over the individual's period of continued service with the Company.

    Should the optionee cease to remain in the Company's service while holding one or more options granted under the Discretionary Option Grant Program, then the optionee will generally have a limited three (3)-month period after such cessation of service in which to exercise such outstanding options. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only for the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of those options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    Shares may be issued under the Stock Issuance Program as either a fully vested bonus for past services or subject to a vesting schedule tied to the participant's period of future service or the Company's attainment of designated performance goals. Any unvested shares issued under the program will be subject to repurchase by the Company, at the issue price paid per share, upon the participant's cessation of service prior to vesting in the shares. However, the Plan Administrator will have the discretionary authority to accelerate the vesting of any unvested shares, in whole or in part, at any time.

CHANGE OF CONTROL EVENTS

    Upon any of the following stockholder-approved transactions (a "Corporate Transaction"):

    - a merger or consolidation in which the Company is not the surviving entity,

    - the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

    - any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, each option at the time outstanding under the Discretionary Option Grant Program will automatically accelerate and become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully vested shares. However, an outstanding option under the Discretionary Option Grant Program will not so accelerate if and to the extent
(i) such option is either to be assumed by the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

    The Company's outstanding repurchase rights under the Discretionary Option Grant and Stock Issuance Programs will also terminate, and the shares subject to such terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

    Any options assumed in connection with the Corporate Transaction may, in the Plan Administrator's discretion, be subject to subsequent acceleration in the event the optionee's service is terminated within a specified period following such Corporate Transaction. The Plan Administrator will have similar discretionary authority to provide for the subsequent termination of one or more of the Company's repurchase rights which remain in existence after the Corporate Transaction (and the concurrent vesting of the shares subject to those terminated repurchase rights) should the individual's service be terminated within a specified period following the Corporate Transaction.

    Immediately after the consummation of the Corporate Transaction, all outstanding options under the Discretionary Option Grant Program will terminate and cease to remain outstanding, except to the extent assumed by the successor corporation (or its parent company).

    The Plan Administrator has full power and authority to grant options under the Discretionary Option Grant Program which will, immediately prior to a Change in Control (as defined below), become exercisable for all of the shares of Common Stock at the time subject to those options. The Plan Administrator may also provide for the automatic termination of all of the Company's outstanding repurchase rights under the Discretionary Option Grant and Stock Issuance Programs (with the concurrent vesting of the shares subject to those terminated rights) in the event of such Change in Control. Alternatively, the Plan Administrator may condition such accelerated vesting of outstanding stock options and unvested share issuances upon the individual's cessation of service under certain prescribed circumstances following the Change in Control. Each outstanding option accelerated in connection with a Change in Control will remain fully exercisable for all the option shares until the expiration or sooner termination of the option term.

    A Change in Control will be deemed to occur:

    - should any person or related group of persons (other than the Company or one or more affiliates) directly or indirectly acquire beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

    -  should the composition of the Board change, within a period of thirty-six
(36) months, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

    The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

        Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

        Limited stock appreciation rights may be provided to one or more officers or non-employee Board members of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

    The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the Predecessor Plans) which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the market price of the Common Stock at the time of the new grant.

AUTOMATIC OPTION GRANT PROGRAM

    The terms and conditions governing the option grants that may be made under the Automatic Option Grant Program are summarized below. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program. Stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

    Pursuant to the Automatic Option Grant Program, each individual first elected or appointed to the Board as a non-employee director will receive a one-time automatic option grant for 12,000 shares at the time of his or her initial election or appointment to the Board, provided such individual has not previously been in the Company's employ. On the date of each Annual Stockholders Meeting, each non-employee Board member who is continuing to serve on the Board, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting and whether or not he or she has been in the prior employ of the Company, will receive an automatic option grant for 4,000 shares. The first such annual option grant to each continuing non-employee Board member was made at the 1996 Annual Stockholders Meeting. There is no limit on the number of such 4,000-share annual option grants any one individual may receive over his or her period of continued Board service, but no individual may receive a 4,000-share option grant for a particular year if he or she has received a prior grant under the Automatic Option Grant Program within the immediately preceding six (6) months.

    Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

    - The exercise price per share will be equal to the fair market value of the option shares on the automatic grant date, and the option will have a maximum term of ten (10) years measured from the grant date.

    - Each automatic option grant will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 12,000-share initial automatic option grant will vest as follows: (i) fifty percent (50%) of the shares will vest upon the optionee's completion of one (1) year of Board service measured from the grant date, and the remaining shares will vest in three (3) successive equal annual installments upon the optionee's completion of each of the next three (3) years of Board service thereafter. The shares subject to each 4,000-share annual automatic option grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date.

    - The option will remain exercisable for a six (6)-month period following the optionee's cessation of Board service for any reason other than death or disability. Should the optionee die within six (6) months after cessation of Board service, then the option will remain exercisable for a twelve (12)-month period following the optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the option is transferred by the optionee's will or the laws of inheritance. During the applicable post-service exercise period, the option may not be exercised in the aggregate for more than the number of option shares in which the optionee was vested at the time of his or her cessation of Board service.

    - Should the optionee die or become permanently disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by that individual will immediately vest, and the option may be exercised for any or all of those vested shares until the earlier of (a) the expiration of the twelve (12)-month period measured from the date of the optionee's cessation of Board service or (b) the expiration date of the option term.

    - The shares of Common Stock at the time subject to each outstanding automatic option grant will immediately vest in the event of a Corporate Transaction or Change in Control (as those terms are defined above). Upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, each optionee will have a thirty (30)-day period in which he or she may elect to surrender each automatic option grant to the Company in return for a cash distribution in an amount per surrendered option share (whether or not the optionee is otherwise at the time vested in the option shares) equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the exercise price payable per option share. Stockholder approval of this Proposal will constitute approval of each option subsequently granted with such a surrender right and the subsequent surrender of that option in accordance with foregoing provisions. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

    - The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Option Grant Program.

GENERAL PLAN INFORMATION

    The Plan Administrator may provide one or more holders of non-statutory options or unvested shares with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable upon the exercise of those options or the vesting of those shares in order to satisfy the Federal, state and local income and employment tax liability incurred by such individuals in connection with the option exercise or the vesting of the shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

    In the event any change is made to the Common Stock issuable under the 1993 Plan by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in any fiscal year, (iii) the number and/or class of securities for which automatic option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, (iv) the number and/or class of securities and price per share in effect under each outstanding option, and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into the 1993 Plan from the Predecessor Plans.

    Option grants under the 1993 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    The Board may amend or modify the provisions of the 1993 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in any case terminate on June 30, 2003.

OUTSTANDING GRANTS AND ISSUANCES UNDER PREDECESSOR PLANS

    All options grants and direct share issuances that were outstanding under the Predecessor Plans on the September 29, 1993 effective date of the 1993 Plan have been incorporated into the 1993 Plan. However, each option and direct share issuance so incorporated will continue to be governed solely by the terms of the documents evidencing that option or share issuance, and no provision of the 1993 Plan will affect or otherwise modify the rights or obligations of the holders of those incorporated options or share issuances with respect to their acquisition of shares of Common Stock. However, the Plan Administrator will have complete discretion to extend the vesting acceleration provisions of the 1993 Plan applicable to a Corporate Transaction or Change in Control to one or more of the incorporated options or unvested stock issuances under the Predecessor Plans which do not otherwise contain such acceleration provisions.

ACCOUNTING TREATMENT

    Under current accounting rules, option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, the Company will be required to disclose in the notes to the Company's financial statements the fair value of options granted under the 1993 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged directly against the Company's earnings.

FEDERAL TAX CONSEQUENCES

    Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

    (a) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

    (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

    DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

NEW PLAN BENEFITS

    As of March 20, 1997, no stock option grants or direct stock issuances had been made under the 1993 Plan on the basis of the 450,000-share increase for which stockholder approval is sought under this Proposal Two.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the 1993 Plan as described in this Proposal Two. The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting and entitled to vote on this Proposal is required for approval of the amendments. If the stockholders do not approve the proposal, then any options granted on the basis of the 450,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further option grants or stock issuances will be made on the basis of such share increase. In addition, only non-employee Board members who joined the Board prior to September 29, 1993 will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and any unvested shares repurchased by the Company at the option exercise or direct stock issue price paid per share will not be added back to the share reserve for reissuance. Finally, the prior limitation of the 1993 Plan which precluded the grant of additional incentive stock options once a certain level of shares (currently 4,057,000) had been issued will be reinstated. The 1993 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1993 Plan in effect prior to the amendments summarized in this Proposal Two, until the available reserve of Common Stock as last approved by the stockholders has been issued.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENTS TO THE 1993 PLAN.

                  PROPOSAL THREE -- APPROVAL OF SHARE INCREASE
                      TO THE EMPLOYEE STOCK PURCHASE PLAN

    The stockholders are being asked to vote on a proposal to increase the number of shares of Common Stock issuable under the Company's Employee Stock Purchase Plan (the "Purchase Plan") by an additional 250,000 shares. Accordingly, stockholder approval of this Proposal will increase the maximum number of shares available for issuance over the term of the Purchase Plan from 200,000 shares to 450,000 shares. The Company currently anticipates, based upon the expected average purchase price of $15.30 per share for the current offering period under the Purchase Plan, and the amount of employee withholdings to date, that eligible participants will purchase approximately 100,000 shares under the Purchase Plan, which number may change depending on the market value of the Company's Common Stock and the actual level of employee participation. This, combined with purchases in the last offering period (August 1, 1995 through July 31, 1996), will leave only approximately 14,000 shares available for future purchase under the Purchase Plan if this Proposal does not receive stockholder approval.

    The purpose of the Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The amendment to increase the number of shares reserved for issuance under the Purchase Plan is intended to ensure that eligible employees of the Company and its participating affiliates will continue to have the opportunity to acquire an equity interest in the Company and thereby further align their interests with those of the stockholders.

    The Purchase Plan was originally adopted by the Company's Board of Directors on March 16, 1995, and was approved by the stockholders in May 1995 at the 1995 Annual Meeting. The Purchase Plan became effective on August 1, 1995 (the "Effective Date"). On March 18, 1997, the Board approved the 250,000-share increase to the Purchase Plan that is the subject of this Proposal.

    The following is a summary of the principal features of the Purchase Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Jose, California.

SHARE RESERVE

    The maximum number of shares of Common Stock that may be sold to participants over the term of the Purchase Plan may not exceed 450,000 shares, assuming stockholder approval of this Proposal Three. However, not more than 363,697 shares may be issued under the Purchase Plan after March 20, 1997.

    The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market.

    In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the maximum number and/or class of securities purchasable per participant during any one offering period, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

OFFERING PERIODS

    The Purchase Plan is implemented in a series of successive offering periods, each with a maximum duration (not to exceed twelve (12) months) designated by the Plan Administrator prior to the start date. The current offering period began on August 1, 1996, and will terminate on July 31, 1997. Shares will be purchased on the last business day of each offering period.

ELIGIBILITY

    Any individual who is regularly-scheduled to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate is eligible to participate in an offering period. Employees who are eligible to participate in the Purchase Plan may enter an offering period on the start date of an offering period or on the first business day in February, May, August, and November of each year, provided such individual remains an eligible employee on the date of entry into the offering period. The date the participant actually enters the offering period will be designated his or her Entry Date for purposes of that offering period.

    Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

    As of March 20, 1997, approximately 564 employees, including 4 executive officers, were eligible to participate in the Purchase Plan.

PURCHASE PROVISIONS

    A participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her Entry Date into that offering period and will be automatically exercised on the last business day of that offering period, provided the participant remains an eligible employee and does not withdraw from that offering period.

    Each participant may authorize period payroll deductions in any multiple of one percent (1%) of his or her base salary up to a maximum of ten percent (10%). On the last business day of the offering period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that offering period. However, no participant may purchase more than 2,000 shares per offering period.

PURCHASE PRICE

    The purchase price per share at which Common Stock is purchased on the participant's behalf on the last business day of the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's Entry Date into that offering period or (ii) the fair market value per share of Common Stock on the purchase date. However, for each participant whose Entry Date is other than the start date of the offering period, the clause (i) amount will not be less than the fair market value per share of Common Stock on the start date of that offering period.

VALUATION

    The fair market value per share of Common Stock on any relevant date is deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On March 20, 1997, the fair market value per share of Common Stock was $23.75 per share.

SPECIAL LIMITATIONS

    The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

        (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

        (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

TERMINATION OF PURCHASE RIGHTS

    The participant's purchase right immediately terminates upon his or her loss of eligible employee status or his or her affirmative withdrawal from the offering period. A participant who elects to withdraw from the offering period may have his or her payroll deductions for that offering period either refunded or applied to the purchase of Common Stock at the end of the period. A participant who ceases to be an eligible employee will receive an immediate refund of all of his or her accumulated payroll deductions for the offering period in which the loss of eligible employee status occurs.

STOCKHOLDER RIGHTS

    No participant has any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

    Purchase rights are not assignable or transferable and may be exercised only by the participant.

CORPORATE TRANSACTION

    Should the Company be a party to either a merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such transaction. The purchase price will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's Entry Date into that offering period or (ii) the fair market value per share of Common Stock immediately prior to such transaction. However, the clause (i) amount will not, for any participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the fair market value per share of Common Stock on such start date.

AMENDMENT AND TERMINATION

    The Purchase Plan will terminate upon the earliest to occur of (i) the last business day in July 2005, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with a transaction involving a merger or asset sale of the Company.

    The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or purchasable per participant, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

PURCHASE PLAN TRANSACTIONS

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between August 1, 1995 and March 20, 1997, together with the weighted average purchase price paid per share.

                                                                                 WEIGHTED
                                                                                  AVERAGE
                                                                 NUMBER OF    EXERCISE PRICE
                      NAME AND POSITION                        OPTION SHARES        ($)
Arthur W. Zafiropoulo (1)                                           --              --
  Chairman of the Board,
  President and Chief Executive Officer
James L. Schram                                                     --              --
  President, Chief Operating Officer
  and Director
Daniel H. Berry                                                     --              --
  Senior Vice President, Sales and Service
William G. Leunis, III (2)                                          --              --
  Senior Vice President, Finance, Secretary,
  Treasurer and Chief Financial Officer
All current executive officers as a group                           --              --
  (4 persons)
All employees, including current officers                         86,303          $14.45
  who are not executive officers, as a group
  (560 persons)

------------------------

(1) In addition to his current positions as Chief Executive Officer and Chairman of the Board, Mr. Zafiropoulo served as President of the Company until March 1996.

(2) After the 1996 fiscal year-end, Mr. Leunis was named Senior Vice President, Finance, and has retained his other titles.

ACCOUNTING TREATMENT

    Under current accounting rules, the issuance of shares of Common Stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in notes to the Company's financial statements, the pro forma impact which the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

FEDERAL TAX CONSEQUENCES

    The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

    If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her Entry Date into the offering period in which those shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

    If the participant sells or disposes of the purchased shares more than two
(2) years after his or her Entry Date into the offering period in which those shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on his or her Entry Date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

    If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her Entry Date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

NEW PLAN BENEFITS

    As of March 20, 1997, no purchase rights had been granted under the Purchase Plan on the basis of the 250,000-share increase which is the subject of this Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1997 Annual Meeting is required for approval of the 250,000-share increase to the Purchase Plan. The Board of Directors believes that the share increase to the Purchase Plan is necessary in order for the Company to continue to provide equity incentives to attract and retain the services of high quality employees. If the stockholders do not approve the Proposal, then the proposed share increase will not be implemented. The Purchase Plan will, however, continue in effect until the available reserve of Common Stock under the Purchase Plan as last approved by the stockholders is issued.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 250,000-SHARE INCREASE TO THE PURCHASE PLAN.

             PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors for the Company during the fiscal year ended December 31, 1996, to serve in the same capacity for the fiscal year ending December 31, 1997, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1997.

                                 OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of December 31, 1996 (unless otherwise stated in the footnotes) by (i) all persons who are or who may be deemed beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and each nominee for director at the Annual Meeting, (iii) all executive officers named in the Summary Compensation Table below and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                             SHARES OF             PERCENTAGE OF
                                                                           COMMON STOCK         SHARES BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                    BENEFICIALLY OWNED           OWNED (1)
--------------------------------------------------------------------  -----------------------  ---------------------
Arthur W. Zafiropoulo...............................................          1,884,228                    9.3%
  Ultratech Stepper, Inc.
  3050 Zanker Road
  San Jose, CA 95134

James L. Schram.....................................................                800                      *

Daniel H. Berry (2).................................................            204,500                    1.0%

William G. Leunis, III (3)..........................................            189,800                      *

Kenneth Levy (4)....................................................             51,800                      *

Michael C. Child (5)................................................             23,980                      *

Gregory Harrison (6)................................................             16,600                      *

Joseph Parkinson (7)................................................             12,000                      *

J. & W. Seligman & Co. Incorporated (8).............................          1,450,000                    7.1%
  100 Park Avenue
  New York, New York10017

The Capital Group Companies, Inc. (9)...............................          2,484,100                   12.2%
  333 South Hope Street
  Los Angeles, CA90071

All current directors and executive officers as a group
(8 persons) (10)....................................................          2,383,708                   11.6%

------------------------

*  Less than one percent of the outstanding Common Stock.

 (1) Percentage of ownership is based on 20,310,443 shares of Common Stock outstanding on December 31, 1996. This percentage includes Common Stock to which such individual or entity has the right to acquire beneficial ownership within 60 days of December 31, 1996, including, but not limited to, through the exercise of options; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(i) under the Securities Exchange Act of 1934, as amended.

 (2) Includes 121,700 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996.

 (3) Includes 82,100 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996

 (4) Consists of 51,800 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996.

 (5) Includes 22,800 shares purchasable under a stock option which is currently exercisable or which will become exercisable within 60 days after December 31, 1996.

 (6) Consists of 16,600 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996.

 (7) Consists of 12,000 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996.

 (8) Based on the Form 13G filed with the SEC on February 12, 1997.

 (9) Based on the Form 13G filed with the SEC on February 12, 1997.

(10) Includes 307,000 shares purchasable under stock options which are currently exercisable or which will become exercisable within 60 days after December 31, 1996.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table provides certain summary information concerning the compensation earned, by the Company's Chief Executive Officer and each of the other executive officers of the Company whose salary and bonus for the 1996 fiscal year was in excess of $100,000 (collectively, the "Named Officers"), for services rendered in all capacities to the Company and its subsidiaries for the last three fiscal years. No executive officer who would otherwise have been included in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION AWARDS
                                                 ANNUAL COMPENSATION (3)   ----------------------------------------
                                                                                                    NUMBER
                                                 ------------------------    RESTRICTED          OF SECURITIES
                                                   SALARY        BONUS      STOCK AWARDS      UNDERLYING OPTIONS
NAME AND PRINCIPAL POSITION             YEAR         ($)          ($)            ($)                  (#)
------------------------------------  ---------  -----------  -----------  ---------------  -----------------------
Arthur W. Zafiropoulo (1)                  1996     314,010       76,862          0                   --
  Chairman of the Board and Chief          1995     212,410      119,146          0                   --
  Executive Officer                        1994     212,410      106,931          0                   --

James L. Schram (2)                        1996     242,308       59,298          0                   --
  President and Chief Operating            1995      --           --             --                   --
  Officer                                  1994      --           --             --                   --

Daniel H. Berry                            1996     175,000       34,888          0                   --
  Senior Vice President, Sales and         1995     174,774       76,825          0                   --
  Service                                  1994     157,567       73,427          0                   --

William G. Leunis, III                     1996     150,000       29,309          0                   --
  Senior Vice President, Finance,          1995     121,136       42,575          0                   --
  Chief Financial Officer, Secretary       1994     110,646       41,138          0                   --
  and Treasurer

                                           ALL OTHER
                                         COMPENSATIONS
NAME AND PRINCIPAL POSITION                 ($)(4)
------------------------------------  -------------------
Arthur W. Zafiropoulo (1)                     76,862
  Chairman of the Board and Chief            119,146
  Executive Officer                          106,931
James L. Schram (2)                           59,298
  President and Chief Operating               --
  Officer                                     --
Daniel H. Berry                               34,888
  Senior Vice President, Sales and            76,825
  Service                                     73,427
William G. Leunis, III                        29,309
  Senior Vice President, Finance,             42,575
  Chief Financial Officer, Secretary          41,138
  and Treasurer

------------------------

(1) In addition to his current positions as Chief Executive Officer and Chairman of the Board, Mr. Zafiropoulo served as President of the Company until March 1996.

(2) Consists of compensation earned by Mr. Schram from March 5, 1996 (the date Mr. Schram became President of the Company) through December 31, 1996.

(3) Includes compensation deferred by the Named Officer under the Company's
    Section 401(k) Plan and Section 125 Cafeteria Benefit Plan.

(4) Represents for each Named Officer the sum of the following two amounts: (i) the individual's allocable share of the profit-sharing contribution made by the Company to the Section 401(k) Plan for the 1996 fiscal year and (ii) 50% of the bonus earned for the 1996 fiscal year under the Company's Executive Incentive Plan but subject to deferred payout and the deferred portion of the bonus will be distributed in four equal annual installments, together with interest at the prime rate during the deferral period, in each of the 1997 through 2000 calendar years, provided the Named Officer continues in the Company's service. The amounts for 1994 through 1996 are set forth below:

                                                                                           DEFERRED PORTION
                                                                       PROFIT-SHARING        OF EXECUTIVE
                                                                       CONTRIBUTION TO      INCENTIVE PLAN
                                                                     SECTION 401(K) PLAN         BONUS
NAMED OFFICER                                                                ($)                  ($)
-------------------------------------------------------------------  -------------------  -------------------
Mr. Zafiropoulo
  1996.............................................................           4,168               63,802
  1995.............................................................           8,984              110,162
  1994.............................................................           8,774               98,157

Mr. Schram
  1996.............................................................           4,168               50,000
  1995.............................................................          --                   --
  1994.............................................................          --                   --

Mr. Berry
  1996.............................................................           4,168               29,331
  1995.............................................................           7,534               69,291
  1994.............................................................           6,634               66,793

Mr. Leunis
  1996.............................................................           4,168               25,141
  1995.............................................................           5,222               37,353
  1994.............................................................           4,658               36,480

STOCK OPTIONS

    The following table provides information on the option grants made to the Named Officers during the fiscal year ended December 31, 1996. No stock appreciation rights were granted to the Named Officers during that fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                   ASSUMED ANNUAL RATES OF STOCK PRICE
                                                                                              APPRECIATION
                                           INDIVIDUAL GRANTS                               FOR OPTION TERM (3)
---------------------------------------------------------------------------------------------------------------------------

(A)                                (B)                (C)            (D)             (E)             (F)           (G)

                                NUMBER OF
                                SECURITIES        % OF TOTAL
                            UNDERLYING OPTIONS  OPTIONS GRANTED   EXERCISE
                                 GRANTED        TO EMPLOYEES IN     PRICE                             5%           10%
NAME                              (#)(1)          FISCAL YEAR     ($/SH)(2)    EXPIRATION DATE       ($)           ($)
--------------------------  ------------------  ---------------  -----------  -----------------  ------------  ------------
James L. Schram...........         200,000              27.6%     $   18.00       March 5, 2006  $  2,264,019  $  5,737,472
Daniel Berry..............          20,000               2.8%     $   18.00      March 20, 2006       226,402       573,747
William G. Leunis, III....          20,000               2.8%     $   18.00      March 20, 1996       226,402       573,747

------------------------

(1) The grant to Mr. Schram was made on March 5, 1996, and the grants to Messrs. Berry and Leunis were made on March 21, 1996. Each option has a maximum term of ten (10) years measured from such grant date, subject to earlier termination upon the optionee's cessation of service with the Company. The shares subject to each option will vest and become exercisable as follows:
    (i) twenty-four percent (24%) upon the optionee's completion of twelve (12) months service measured from the grant date, and (ii) the remaining shares in a series of thirty-eight (38) successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. The shares subject to each option will immediately vest in full in the event the Company is acquired by a merger or asset sale, unless the Company's repurchase rights with respect to the unvested shares are to be assigned to the acquiring entity.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

(3) There can be no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the ten (10)-year option term will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information concerning option exercises and holdings for the fiscal year ended December 31, 1996 with respect to each of the Named Officers. No stock appreciation rights were exercised by the Named Officers during such fiscal year, and no stock appreciation rights were held by them at the end of such fiscal year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS AT FISCAL YEAR END      IN-THE-MONEY OPTIONS AT
                                       SHARES                   -----------------------------      FISCAL YEAR-END (3)
                                     ACQUIRED ON     VALUE       EXERCISABLE                   ---------------------------
NAME                                  EXERCISE    REALIZED (1)       (2)        UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------------------------  -----------  ------------  --------------  -------------  ------------  -------------
Arthur W. Zafiropoulo..............      --            --             --             --             --            --
James L. Schram....................      --            --             --             200,000        --        $ 1,150,000
Daniel H. Berry....................      44,500   $  1,185,525       121,700          20,000   $  2,884,290   $   115,000
William G. Leunis, III.............      25,600        709,945        82,100          20,000   $  1,945,770   $   115,000

------------------------

(1) Equal to the fair market value of the securities underlying the option on the exercise date, minus the exercise price paid for those securities.

(2) Vesting in the shares will occur in a series of successive equal monthly installments over the optionee's period of service.

(3) Equal to the fair market value of the securities underlying the option at fiscal year-end ($23.75 per share), minus the exercise price payable for those securities.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL

    Except as set forth below, none of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as plan administrator of the Company's 1993 Plan to provide for accelerated vesting of any shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, including Mr. Schram, and any unvested shares actually held by those individuals under the 1993 Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

    Pursuant to the terms of his employment offer letter dated March 5, 1996, James L. Schram's annual salary as President and Chief Operating Officer was set at $300,000, and the Company agreed to grant him options to purchase 300,000 shares of Common Stock. 200,000 of the option shares were granted on March 5, 1996 at an exercise price of $18.00 per share and are subject to the Company's standard 50 month vesting schedule, measured from the grant date, and the balance of the options were granted on March 5, 1997 at an exercise price of $26.625 and are subject to the Company's standard 50-month vesting period, beginning March 5, 1997. Mr. Schram is also entitled to participate in the Company's executive bonus program. For 1996, Mr. Schram was guaranteed an executive bonus of at least $100,000, with half of any such bonus payable in 1997 and the remainder payable over four years. Mr. Schram's employment is "at will" and may be terminated by either the Company or Mr. Schram, for any reason, with or without cause.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs to be in effect for the Company's executive officers and administering certain other compensation programs for such individuals, subject to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1993 Plan under which grants may be made to executive officers and other key employees.

COMPENSATION PHILOSOPHY

    The fundamental policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at a select group of companies with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance milestones, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an executive officer's level of responsibility increases, it is the intent of the Compensation Committee to have a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation rather than base salary.

    In carrying out these objectives, the Compensation Committee takes the following factors into consideration:

    - The estimated level of compensation paid to executive officers in similar positions by other companies within and outside the Company's industry which compete with the Company for executive personnel.

    - The individual performance of each executive officer, together with his job knowledge and skills, demonstrated teamwork and adherence to the Company's core values.

    - The individual's level of responsibility and authority relative to other positions within the Company.

    - Corporate performance relative to competitors and business conditions and the progress of the Company in meeting financial goals and objectives.

SPECIFIC FACTORS

    The primary factors which the Compensation Committee considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

    * BASE SALARY. The base salary levels for the executive officers was established for the 1996 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies within and outside the Company's industry with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee also relied upon specific compensation surveys for comparative compensation purposes. The Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

    Mr. Schram's base salary for the 1996 fiscal year for his services as President and Chief Operating Officer was established through arm's-length negotiation with him in connection with the Company's efforts to recruit him as President and Chief Operating Officer.

    * PROFIT SHARING PLAN. The Company annually distributes a profit sharing bonus to all eligible employees, including the executive officers, based on the level of the Company's operating earnings for the fiscal year in comparison to the targeted levels established by the Compensation Committee at the start of the year. One-half of the distribution is paid as a current cash bonus, and the remainder is contributed on the individual's behalf to his or her profit-sharing account under the Company's Section 401(k) Plan for subsequent distribution following his or her termination of employment. Accordingly, the bonuses under the profit sharing plan are tied solely to the Company's success in achieving the targeted levels of operating earnings. For the 1996 fiscal year, each participant in the profit sharing plan, including the executive officers, received a payout in February 1997 equal to 5.6% of his or her base salary earned during 1996.

    * ANNUAL INCENTIVE COMPENSATION. Each executive officer may also earn an incentive bonus each fiscal year on the basis of the Company's achievement of certain performance milestones established by the Compensation Committee at the start of that year. For fiscal year 1996, the performance milestones were tied to increases in the Company's operating earnings. Accordingly, this element of executive compensation is also earned on the basis of the achievement of certain specific objectives. The Chief Executive Officer, Mr. Arthur W. Zafiropoulo, earned a bonus equal to 41% of his base salary pursuant to the incentive bonus plan. For the other three executive officers, Messrs. Berry, Leunis and Schram, the bonuses were 34%, 34% and 41% of their respective base salaries. Each executive officer received one-half of this incentive bonus in February 1997, and the balance will be paid ratably over the next four years, together with interest at the prime rate, provided the executive remains in the Company's employ.

    It is the Compensation Committee's estimate (on the basis of 1996 surveys of 1995 executive compensation) that the total cash compensation earned by the Company's executive officers for the 1996 fiscal year ranged from the 30th percentile to the 75th percentile of the total cash compensation earned by the executive officers in comparable positions at the principal companies with which the Company competes for executive talent.

    * EQUITY INCENTIVES. Equity incentives are provided primarily through stock option grants under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over approximately a fifty-month period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

    The number of shares subject to each option grant will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also take into account the executive officer's existing holdings of the Company's Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

    Because of Mr. Zafiropoulo's significant holdings of the Company's Common Stock by reason of the restricted stock issuances and stock option grants made to him prior to the completion of the initial public offering of the Company's Common Stock, the Compensation Committee did not believe it necessary to provide him with any additional equity incentives during the 1996 fiscal year. However, as set forth under "Executive Compensation and Related Information -- Stock Options," the Compensation Committee did grant Messrs. Berry, Leunis and Schram options to purchase 20,000, 20,000 and 200,000 shares of Common Stock, respectively, in the 1996 fiscal year. The size of Mr. Schram's option grant was determined as part of the negotiation process with him in connection with the Company's retention of his services as President and Chief Operating Officer.

CEO COMPENSATION

    In setting the compensation payable to the Company's Chief Executive Officer, Mr. Arthur W. Zafiropoulo, for the 1996 fiscal year, the Compensation Committee has sought to be competitive with the peer group companies, while at the same time tying a significant percentage of his compensation to Company performance. It is the Committee's intent to provide Mr. Zafiropoulo with a level of stability and certainty each year with respect to base salary and not to have this particular component of compensation affected to any significant degree by Company performance factors.

    The remaining components of Mr. Zafiropoulo's 1996 fiscal year cash compensation were entirely dependent upon financial performance and provided no dollar guarantees. The profit sharing payout and the incentive bonus earned by him for the 1996 fiscal year were both based entirely on the Company's attainment of the operating earnings targets established by the Compensation Committee for that year. These same targets were also in effect for the profit sharing payouts and incentive bonus awards made to the Company's other executive officers for the 1996 fiscal year.

    For the 1996 fiscal year, the Compensation Committee believes (on the basis of 1995 surveys of executive compensation) that the total cash compensation earned by Mr. Zafiropoulo was at the 75th percentile of the total cash compensation earned by chief executive officers at the principal companies with which the Company competes for executive talent.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit.

The Company's 1993 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

    It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

              Michael C. Child                               Gregory Harrison
       Member, Compensation Committee           Member and Chairman, Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

    The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment of dividends) of the Company's Common Stock assuming $100 invested as of September 29, 1993 with the cumulative total returns of the Nasdaq Stock Market Index and the Hambrecht & Quist Semiconductor Index.

COMPARISON OF CUMULATIVE TOTAL RETURNS (1)(2)(3)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 ULTRATECH STEPPER,
                        INC.            THE NASDAQ STOCK MARKET (US)   HAMBRECHT & QUIST SEMICONDUCTOR INDEX
Sept. 29, 1993               $100.000                        $100.000                                $100.000
Dec. 31, 1993                 $98.000                        $101.315                                 $88.763
Mar. 31, 1994                $136.000                         $97.944                                $100.273
Jun. 30, 1994                $102.667                         $89.800                                 $94.203
Sept.30, 1994                $192.000                         $97.748                                $102.949
Dec.31, 1994                 $202.667                         $94.774                                $108.693
Mar. 31, 1995                $259.333                        $100.795                                $131.626
Jun. 30, 1995                $376.000                        $111.271                                $184.732
Sept.30, 1995                $450.667                        $123.422                                $208.774
Dec. 31, 1995                $274.667                        $121.285                                $151.693
Mar. 31, 1996                $188.000                        $128.845                                $143.263
Jun. 30, 1996                $200.000                        $139.609                                $137.308
Sept.30, 1996                $196.000                        $139.262                                $155.870
Dec. 31, 1996                $253.333                        $139.509                                $196.459

                                         SEPT. 29,  DEC. 31,   MAR. 31,   JUNE 30,   SEPT. 30,  DEC. 31,   MAR. 31,   JUNE 30,
                                           1993       1993       1994       1994       1994       1994       1995       1995
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ultratech Stepper, Inc.................  $ 100.000  $  98.000  $ 136.000  $ 102.667  $ 192.000  $ 202.667  $ 259.333  $ 376.000
The Nasdaq Stock Market (US)...........    100.000    101.315     97.944     89.800     97.748     94.774    100.795    111.271
Hambrecht & Quist Semiconductor
  Index................................    100.000     88.763    100.273     94.203    102.949    108.693    131.626    184.732

                                         SEPT. 30,  DEC. 31,   MAR. 31,   JUNE 30,   SEPT. 30,  DEC. 31,
                                           1995       1995       1996       1996       1996       1996
                                         ---------  ---------  ---------  ---------  ---------  ---------
Ultratech Stepper, Inc.................  $ 450.667  $ 274.667  $ 188.000  $ 200.000  $ 196.000  $ 253.333
The Nasdaq Stock Market (US)...........    123.422    121.285    128.845    139.609    139.262    139.509
Hambrecht & Quist Semiconductor
  Index................................    208.774    151.693    143.263    137.308    155.870    196.459

------------------------

(1) The graph covers the period from September 29, 1993, the date the Company's initial public offering commenced, through the fiscal year ended December 31, 1996.

(2) No cash dividends have been declared on the Company's Common Stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH MIGHT INCORPORATE FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES, NEITHER THE PRECEDING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION NOR THE STOCK PRICE PERFORMANCE GRAPH WILL BE INCORPORATED BY REFERENCE INTO ANY OF THOSE PRIOR FILINGS, NOR WILL SUCH REPORT OR GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES.

                              CERTAIN TRANSACTIONS

    The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. Each director and officer of the Company has entered into a separate indemnification agreement with the Company.

    The Board of Directors has adopted a policy that all material transactions with affiliates will be on terms no less favorable to the Company than those available from unaffiliated third parties and will be approved by a majority of the disinterested members of the Board of Directors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons who are the beneficial owners of more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than ten percent beneficial stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from reporting persons for the 1996 fiscal year that one Form 5 was required for such persons by the 1996 fiscal year, the Company believes that all of the Company's executive officers, directors and greater than ten percent beneficial stockholders complied with all applicable Section 16(a) filing requirements for the 1996 fiscal year, except that Mr. Child reported one late transaction involving his receipt of an option to purchase 4,000 shares of Common Stock, which report was filed with the SEC on March 8, 1997.

                                 ANNUAL REPORT

    A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                          The Board of Directors of
                                          Ultratech Stepper, Inc.

Dated: April 1, 1997

                            ULTRATECH STEPPER, INC.
                     1993 STOCK OPTION/STOCK ISSUANCE PLAN
                  (Amended and Restated as of March 18, 1997)
                                  ARTICLE ONE
                                    GENERAL

  I.  PURPOSE OF THE PLAN

    A. This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Ultratech Stepper, Inc., a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors and (iii) independent consultants and other advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

    B. The Plan became effective on September 29, 1993, the date on which the shares of the Corporation's Common Stock were registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date for the Plan.

    C. This Plan shall serve as the successor to the Corporation's existing 1993 Stock Option and 1993 Stock Issuance Plans (the "Predecessor Plans"), and no further option grants or share issuances shall be made under the Predecessor Plans from and after the Effective Date of this Plan. All outstanding stock options and unvested share issuances under the Predecessor Plans on the Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options and unvested share issuances under this Plan. However, each outstanding option grant and unvested share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant or issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock thereunder. All unvested shares of Common Stock outstanding under the Predecessor Plans on the Effective Date shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or modify the rights or obligations of the holders of such unvested shares.

  II.  DEFINITIONS

    A. For purposes of the Plan, the following definitions shall be in effect:

    BOARD:  the Corporation's Board of Directors.

    CODE:  the Internal Revenue Code of 1986, as amended.

    COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

    COMMON STOCK:  shares of the Corporation's common stock.

    CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

        a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the

    Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

        b. there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

    CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

        a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

        b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

        c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

    EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

    FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

        a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

        b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

    HOSTILE TAKE-OVER: the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

    OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

    PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

    PLAN ADMINISTRATOR: the Committee in its capacity as the administrator of the Plan.

    PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

    SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

    TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

    B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations which begins with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  III.  STRUCTURE OF THE PLAN

    A. STOCK PROGRAMS. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee Board members will receive a series of automatic option grants over their period of continued Board service to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at Fair Market Value at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

    B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

  IV.  ADMINISTRATION OF THE PLAN

    A. Both the Discretionary Option Grant Program and the Stock Issuance Program shall be administered by a committee ("Committee") of two or more non-employee Board members. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

    B. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

    C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

  V.  OPTION GRANTS AND STOCK ISSUANCES

    A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four shall be limited to the following:

        (1) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

        (2) non-employee members of the Board; and

        (3) those independent consultants or other advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

    B. The Plan Administrator shall have full authority to determine, (I) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or time when such grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (II), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

  VI.  STOCK SUBJECT TO THE PLAN

    A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to 5,240,251 shares.(1) Such share reserve includes (i) the initial number of shares incorporated into this Plan from the Predecessor Plans on the Effective Date, (ii) an additional 600,000-share increase authorized by the Board on March 21, 1996 and approved by the stockholders at the 1996 Annual Stockholders Meeting, (iii) an additional 277,239 shares attributable to the automatic annual share increase for fiscal 1996 which

------------------------

(1) All figures have been adjusted to reflect the 2:1 stock split the Corporation effected May 10, 1995.

was effected on January 2, 1996, (iv) an additional 284,346 shares attributable to the automatic annual share increase for fiscal 1997 which was effected on January 2, 1997, and (v) an additional 450,000 shares authorized by the Board on March 18, 1997, subject to stockholder approval at the 1997 Annual Meeting. Such share reserve shall automatically increase over the next three (3) years on the first trading day in fiscal years 1998, 1999, and 2000, by an amount equal to 1.4% of the total number of shares of Common Stock outstanding on the last trading day of the fiscal year immediately preceding the fiscal year of each such increase. The share reserve in effect from time to time under the Plan shall be subject to periodic adjustment in accordance with the provisions of this Section VI. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

    B. In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately-exercisable stock appreciation rights and direct stock issuances exceed 400,000 shares per fiscal year, beginning with the 1995 fiscal year. However, for the fiscal year in which an individual receives his or her initial stock option grant or direct stock issuance under the Plan, the limit shall be increased to 600,000 shares. Such limitations shall be subject to adjustment from time to time in accordance with the provisions of this Section VI.

    C. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

    D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciations rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

  I.  TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

    A. OPTION PRICE.

        (1) The option price per share shall be fixed by the Plan Administrator and shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

        (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

       - full payment in cash or check drawn to the Corporation's order; or

       - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

       - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

       - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

    B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

    C. LIMITED TRANSFERABILITY. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, non-statutory options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    D. TERMINATION OF SERVICE.

        (1) The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

       - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph D.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

       - Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the EARLIER of (i) the first anniversary of the date of the Optionee's death or
         (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate.

       - Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

       - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

       - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

        (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of the option shares in which the Optionee would have otherwise vested had such cessation of Service not occurred.

        (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

    E.  STOCKHOLDER RIGHTS.

    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

    F.  REPURCHASE RIGHTS.

    The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

        (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

        (b) All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

  II.  INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall NOT be subject to such terms and conditions.

    A. DOLLAR LIMITATION. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

    B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

    Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

  III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

    B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, appropriate adjustments to reflect the Corporate Transaction shall be made to (i) the class and number of securities available for issuance over the remaining term of the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year and (iii) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan.

    D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

    E. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    F. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of any Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

    G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

  IV.  CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than the Fair Market Value of the Common Stock on the new grant date.

  V.  STOCK APPRECIATION RIGHTS

    A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

    B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

    C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

    D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile

Take-Over effected at any time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding option with such a limited stock appreciation right to the Corporation, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this
Section V.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

    E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent issuance under the Plan.

                                 ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM

  I.  ELIGIBILITY

    The provisions of the Automatic Option Grant Program were revised, effective March 1, 1996, to eliminate the special one-time option grant for 28,800 shares of Common Stock to each newly-elected or newly-appointed non-employee Board member and to implement a new program of periodic option grants to all eligible non-employee Board members. Under the revised Automatic Option Grant Program, the following individuals shall be eligible to receive automatic option grants over their period of Board service: (i) those individuals who were serving as non-employee Board members on the date of the 1996 Annual Stockholders Meeting but who first joined the Board after September 29, 1993, (ii) those individuals who first joined the Board as non-employee Board members after the date of the 1996 Annual Stockholders Meeting and (iii) those individuals who first joined the Board prior to September 30, 1993 and continue to serve as non-employee Board members through one or more Annual Stockholders Meetings, beginning with the 1996 Annual Meeting. However, a non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive a 12,000-share option grant at the time of his or her initial election or appointment to the Board, but such individual shall be eligible to receive one or more 4,000-share annual option grants over his or her period of continued Board service. Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

  II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

    A. GRANT DATE.

        1. Each individual serving as a non-employee Board member on the date of the 1996 Annual Stockholders Meeting shall be granted on that date a non-statutory stock option to purchase 12,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual (i) has not previously been in the employ of the Corporation (or any Parent or Subsidiary) and (ii) did not join the Board prior to September 30, 1993. If any such individual previously received an automatic option grant for 28,800 shares of Common Stock at the time of his or her initial election or appointment to the Board, then that option was automatically cancelled upon stockholder approval of the revised Automatic Option Grant Program at the 1996 Annual Meeting.

        2. Each individual who is first elected or appointed as a non-employee Board member after the date of the 1996 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 12,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

        3. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 4,000 shares of Common Stock, provided such individual did not receive any other option grants under this Automatic Option Grant Program within the preceding six
    (6) months. There shall be no limit on the number of such 4,000-share option grants any one Eligible Director may receive over his or her period of Board service, and individuals who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive such annual option grants over their period of continued Board service.

    B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

    C.  PAYMENT.

    The exercise price shall be payable in one of the alternative forms specified below:

        (i) full payment in cash or check made payable to the Corporation's order; or

        (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

       (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

        (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the option price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

    D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

    E. EXERCISABILITY/VESTING. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 12,000-share initial automatic option grant shall vest as follows: (i) fifty percent (50%) of the shares shall vest upon the optionee's completion of one (1) year of Board service measured from the grant date, and (ii) the remaining shares shall vest in three (3) successive equal annual installments upon the optionee's completion of each of the next three (3) years of Board service thereafter. The shares subject to each 4,000-share annual automatic option grant shall vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Vesting of the option shares shall be subject to acceleration as provided in Section II.G and Section III of this Article Three.

    F. LIMITED TRANSFERABILITY. Each option granted under this Automatic Option Grant Program prior to the 1997 Annual Stockholders Meeting shall, during the lifetime of the optionee, be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or the by the laws of descent and distribution following the optionee's death. However, each option granted under this Automatic Option Grant Program on or after the 1997 Annual Stockholders Meeting shall be assignable in whole or in part by the optionee during his or her lifetime, but only to the extent such assignment is made in connection with the optionee's estate plan to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    G. EFFECT OF TERMINATION OF BOARD SERVICE.

        1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding an automatic option grant under this Article Three, then such individual shall have a six
    (6)-month period following the date of such cessation of Board service in which to exercise such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. The option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

        2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any vested option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

        3. Should the Optionee die or become Permanent Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee under this Article Three shall immediately vest in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

        4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but which were not otherwise purchased thereunder.

    H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

    I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-statutory Stock Option Agreement attached as Exhibit A.

  III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

    A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, unless assumed by the successor corporation or its parent company.

    B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term.

    C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender each option held by him or her under this Article Three to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this March 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted with a surrender provision and the subsequent surrender of that option in accordance with the terms and provisions of this
Section III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

    D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.

    E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FOUR
                             STOCK ISSUANCE PROGRAM

  I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

    Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

    A. CONSIDERATION.

        1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

            (i) cash or cash equivalents (such as a personal check or bank draft) paid the Corporation;

            (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

           (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

        2. The consideration for any Newly Issued Shares issued under this Stock Issuance Program shall have a value determined by the Plan Administrator to be not less than one-hundred percent (100%) of the Fair Market Value of those shares at the time of issuance.

        3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to, or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

    B.  VESTING PROVISIONS.

        1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

            (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

            (ii) the number of installments in which the shares are to vest,

           (iii) the interval or intervals (if any) which are to lapse between installments, and

            (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

    shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

        2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Plan, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

        4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

  II.  CORPORATE TRANSACTIONS/CHANGE IN CONTROL

    A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under the Stock Issuance Program shall immediately vest in full, except to the extent the Plan Administrator imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

    B. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

  III.  TRANSFER RESTRICTIONS/SHARE ESCROW

    A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR
       IN INTEREST) DATED          , 199 , A COPY OF WHICH IS ON FILE AT THE
       PRINCIPAL OFFICE OF THE CORPORATION."

    B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

    B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common sTock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares are actually issued under teh Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after teh date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

                                  ARTICLE FIVE
                                 MISCELLANEOUS

  I.  LOANS OR INSTALLMENT PAYMENTS

    A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

    B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

  II.  AMENDMENT OF THE PLAN AND AWARDS

    A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

    B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

  III.  TAX WITHHOLDING

    The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

    The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, State and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

    (a) STOCK WITHHOLDING: The holder of the non-statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

    (b) STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

  IV.  EFFECTIVE DATE AND TERM OF PLAN

    A. The Plan was adopted by the Board on July 23, 1993, and was approved by the stockholders on the same date. The Plan became effective on September 29, 1993, the date on which the shares of the Corporation's Common Stock were first registered under the 1934 Act. No further option grants or stock issuances shall be made under the Predecessor Plans from and after the Effective Date.

    B. Each stock option grant outstanding under the Predecessor Plans immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the Predecessor Plans on the Effective Date of the Stock Issuance Program shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

    C. The option/vesting acceleration provisions of Section III of Article Two and Section II of Article Four relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options or unvested share issuances which are outstanding under the Predecessor Plans on the Effective Date of the Discretionary Option Grant and Stock Issuance Programs but which do not otherwise provide for such acceleration.

    D. On March 16, 1995, the Board adopted an amendment to the Plan which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 600,000 shares (as adjusted for the May 1995 stock split),
(ii) provided for an automatic annual increase to the existing share reserve on the first trading day in each of the next five (5) fiscal years, beginning with the 1996 fiscal year and continuing through fiscal year 2000, equal to 1.4% of the total number of shares of Common Stock outstanding on the last trading day of the fiscal year immediately preceding the fiscal year of each such share increase and (iii) imposed certain limitations required under applicable Federal tax laws with respect to Incentive Option grants. The amendment was approved by the stockholders at the 1995 Annual Meeting on May 17, 1995.

    E. On March 21, 1996, the Board adopted an amendment to the Plan which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 600,000 shares, (ii) increased the limit on the maximum number of shares of Common Stock issuable under the 1993 Plan prior to the required cessation of further Incentive Option grants to 3,780,000 shares plus an additional increase of 277,000 shares per fiscal year over each of the next four (4) fiscal years, beginning with the 1997 fiscal year, (iii) revised the Automatic Option Grant Program to eliminate the special one-time option grant for 28,800 shares of Common Stock to each newly-elected or newly-appointed non-employee Board member and implement a new option grant program pursuant to which all eligible non-employee Board members will receive a series of automatic option grants over their period of continued Board service. The amendment was approved by the stockholders at the 1996 Annual Meeting.

    F. On March 18, 1997, the Board adopted a series of amendments to the Plan which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional

450,000 shares, (ii) rendered all non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) eliminated the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested shares, exceeded a certain level, (v) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The March 18, 1997 amendments are subject to stockholder approval at the 1997 Annual Meeting. Should stockholder approval of the 1997 amendments not be obtained, then any options granted on the basis of the 450,000-share increase shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such increase. However, the provisions of the Plan as in effect immediately prior to the March 18, 1997 amendments shall automatically be reinstated, and option grants and share issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan.

    G. The Plan shall terminate upon the EARLIER of (i) June 30, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of the plan termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

  V.  USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

  VI.  REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange (or the Nasdaq National Market, if applicable) on which shares of the Common Stock are then listed for trading.

  VII.  NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

  VIII.  MISCELLANEOUS PROVISIONS

    A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

    B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

    C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees and the legal representatives, heirs or legatees of their respective estates.

                            ULTRATECH STEPPER, INC.
             NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION AGREEMENT

RECITALS

    A. The Corporation has approved an automatic option grant program under the 1993 Stock Option/ Stock Issuance Plan (the "Plan") pursuant to which eligible non-employee members of the Corporation's Board will automatically receive special option grants at designated intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as a member of the Board.

    B. Optionee is an eligible non-employee Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

    C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

    NOW, THEREFORE, it is hereby agreed as follows:

    1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Non-Employee Director Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Option Price") specified in the Grant Notice.

    2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

    3. LIMITED TRANSFERABILITY. This option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.

    4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Grant Notice, and shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

    5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

        (i) Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which the Optionee is vested on the date Optionee ceases service as a Board member. Upon the EARLIER of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

        (ii) Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which the Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the EARLIER of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (B) the specified Expiration Date of the option term.

       (iii) Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares subject to this option at the time of such cessation of Board service shall immediately vest and Optionee, or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding with respect to the Option Shares, upon the EARLIER of (A) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (B) the specified Expiration Date of the option term.

        (iv) Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which the Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

        (v) Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

    6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Option Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Option Price shall remain the same.

    7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

        (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

       (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding.

    8.  CHANGE IN CONTROL/HOSTILE TAKEOVER.

    (a) All Option Shares subject to this option at the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of those shares as fully-vested shares. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8(b).

    (b) During the thirty (30)-day period immediately following the consummation of a Hostile Take-Over (as defined below), Optionee shall have the unconditional right to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (I) the Take-Over Price of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (II) the aggregate Option Price payable for such shares.

    To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied with the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Corporation shall accordingly issue a new stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

    This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

    (c) DEFINITIONS: For purposes of this Agreement, the following definitional provisions shall be in effect:

        A CHANGE IN CONTROL shall be deemed to occur in the event:

        (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

        (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (a) the Fair Market Value per share of Common Stock on the option surrender date, as determined in accordance with the valuation provisions of Paragraph 9(b), or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

    9.  MANNER OF EXERCISING OPTION.

    (a) In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

        (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of
    Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, the Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock purchase agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Option Price, any and all unvested Option Shares held by the Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right ("the Purchase Agreement").

        (ii) The aggregate Option Price for the purchased shares shall be paid in one of the following alternative forms:

         1. full payment in cash or check made payable to the Corporation's order; or

         2. full payment in shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date; or

         3. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

         4. to the extent the option is exercised for vested Option Shares, full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for those shares and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

       (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than the Optionee.

    (b) For purposes of subparagraph 9(a) above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the determined in accordance with the following provisions:

        (i) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

        (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

    (c) The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Purchase Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Option Price for the purchased shares must accompany such notice.

    (d) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Company until such shares vest.

    (e) In no event may this option be exercised for any fractional share.

    10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option, paid the Option Price for the purchased shares and become the record holder of those shares.

    11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

    12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

    13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

    14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

    15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 3050 Zanker Road, San Jose, CA 95134. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

    16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   EXHIBIT I
                             NOTICE OF EXERCISE OF
                           NONSTATUTORY STOCK OPTION

    I hereby notify Ultratech Stepper, Inc. (the "Corporation") that I elect to purchase ______ shares of Common Stock of the Corporation (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on _________, 199_ to purchase up to ______ shares of the Corporation's Common Stock at an option price of $______ per share (the "Exercise Price").

    Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.

---------------------------------------------  ---------------------------------------------
                    DATE                                         OPTIONEE

                                               Address: -----------------------------------

                                               ---------------------------------------------

Print name in exact manner it is to appear on
the stock certificate:
                                               ---------------------------------------------

Address to which certificate is to be sent,
if different from address above:
                                               ---------------------------------------------

                                               ---------------------------------------------

Social Security Number:
                                               ---------------------------------------------

                            ULTRATECH STEPPER, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                                 PLAN AMENDMENT

    The Ultratech Stepper, Inc. Employee Stock Purchase Plan, as amended through February 1, 1996 (the "Purchase Plan"), is hereby amended, effective as of March 18, 1997, as follows:

    1.  Paragraph A of Article III is hereby amended to read as follows:

        A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 450,000(1) shares.

    2. Except as modified by this Plan Amendment, all the terms and provisions of the Purchase Plan (as previously amended) shall continue in full force and effect.

    IN WITNESS WHEREOF, ULTRATECH STEPPER, INC. has caused this Plan Amendment to be executed on its behalf by its duly-authorized officer as of the 18th day of March, 1997.

                                          ULTRATECH STEPPER, INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

------------------------

(1) All figures have been adjusted to reflect the 2:1 stock split the Corporation effected on May 10, 1995. In addition, such share reserve includes a 250,000-share increase authorized by the Board on March 18, 1997, subject to stockholder approval at the 1997 Annual Meeting. No shares shall be issued on the basis of such increase unless such stockholder approval is obtained.

                               ULTRATECH STEPPER, INC.
                                        PROXY
                            ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 15, 1997

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, hereby appoints Arthur W. Zafiropoulo and William G. Leunis, III and each of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Ultratech Stepper, Inc. (the "Company"), held of record by the undersigned on March 20, 1997 at the Annual Meeting of Stockholders of Ultratech Stepper, Inc. to be held on May 15, 1997, or at any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1, 2, 3, 4 AND
5. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4 AND 5 IF NO SPECIFICATION IS MADE.

1. To elect three directors to serve for the ensuing two years until the expiration of their terms in 1999 or until their successors are elected and qualified.

    NOMINEES: Gregory Harrison, Kenneth Levy and James L. Schram

/ / FOR all nominees         / /  WITHHOLD AUTHORITY       / /  EXCEPTIONS
    listed above                  to vote for all nominees
                                  listed above


-------------------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee mark the "EXCEPTIONS" box, and write the nominee(s) name on the line above:

2. To approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan").

/ / FOR                      / /  AGAINST                  / /  ABSTAIN

3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "ESPP") to increase the total number of shares of the Company's Common Stock authorized for issuance under the ESPP by 250,000 shares.

/ / FOR                      / /  AGAINST                  / /  ABSTAIN

4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

/ / FOR                      / /  AGAINST                  / /  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

    Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      DATED:______________________________________________, 1997

                      __________________________________________________________
                                            Signature
                      __________________________________________________________
                                  Signature (if held jointly)